UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 17, 2007
COMPASS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-31272	52-2070698
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

15 South 20th Street
Birmingham, Alabama	35233
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (205) 297-3000
Compass Bancshares, Inc., a Delaware corporation,
is successor-in-interest to Compass Bancshares, Inc., a Texas corporation
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On October 17, 2007, as part of a reorganization of the United States bank holding companies of Banco Bilbao Vizcaya Argentaria, S.A. (“BBVA”), BBVA USA Bancshares, Inc., a Texas corporation and a direct wholly-owned subsidiary of BBVA, merged with and into Compass Bancshares, Inc., a Texas corporation and also a direct wholly-owned subsidiary of BBVA (“Compass Texas”), pursuant to a Plan of Merger and Reorganization, effective as of October 17, 2007, between BBVA USA Bancshares, Inc. and Compass Texas. In connection with the merger, Compass Texas, the surviving company (the “Surviving Texas Holding Company”), changed its name to BBVA USA Bancshares, Inc. Immediately following this merger, the Surviving Texas Holding Company transferred substantially all of the assets and liabilities of Compass Texas immediately prior to the merger to its wholly-owned subsidiary, BBVA USA Bancshares of Delaware, Inc., a Delaware corporation (the “Delaware Holding Company”), pursuant to a Contribution Agreement, and an Assignment and Assumption Agreement, each dated as of October 17, 2007, and between the Surviving Texas Holding Company and the Delaware Holding Company. The Delaware Holding Company then changed its name to Compass Bancshares, Inc. (“Compass Delaware”). As a result of these reorganization transactions, Compass Delaware has become the successor-in-interest to Compass Texas.
Item 3.03. Material Modification to Rights of Security Holders.
     In connection with completion of the reorganization transactions described in Item 1.01, Compass Delaware, pursuant to supplemental indentures dated as of October 17, 2007, assumed all of the obligations of Compass Texas with respect to Compass Texas’ outstanding trust preferred securities, including the 8.23% Capital Securities of Compass Trust I (the “Compass Trust I Securities”) and the 7.35% Capital Securities of Compass Trust III (the “Compass Trust III Securities”). The Compass Trust III Securities and the related guarantees of Compass Delaware, as successor to Compass Texas, continue to be listed on the New York Stock Exchange. Pursuant to Rule 12g-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), the Compass Delaware guarantees respecting the Compass Trust III Securities are deemed registered under Section 12(b) of the Exchange Act. The Compass Trust I Securities and the Compass Trust III Securities have been called for redemption on November 8, 2007.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Dated: October 23, 2007

COMPASS BANCSHARES, INC., a Delaware corporation (successor-in-interest to Compass Bancshares, Inc., a Texas corporation)
By:	/s/ Jerry W. Powell
Jerry W. Powell
Secretary